UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2011

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Marie T. Gallagher, 51, has been appointed to the role of Senior Vice President and Controller (Principal Accounting Officer) of PepsiCo, Inc. ("PepsiCo"), effective May 13, 2011. Ms. Gallagher began her career at PepsiCo in 2005 as Vice President and Assistant Controller, and was named Senior Vice President and Assistant Controller in 2011. Prior to joining PepsiCo, Ms. Gallagher was Assistant Controller at Altria Corporate Services.

Ms. Gallagher replaces Peter A. Bridgman who transitioned out of the role of Senior Vice President and Controller (Principal Accounting Officer) of PepsiCo, a position he held since 2000, to assume the role of PepsiCo’s Senior Vice President and General Auditor and leader of PepsiCo's Global Financial Shared Services, also effective May 13, 2011.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

May 18, 2011	By:	Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Senior Vice President, Deputy General Counsel and Assistant Secretary